Exhibit 99.2

PartnerRe Ltd.
Financial Supplement
Financial Information
as at March 31, 2016
(unaudited)
The following financial supplement is provided to assist in your understanding of
PartnerRe Ltd.
This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.
Financial Supplement - March 31, 2016

PartnerRe Ltd.
Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.
The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.
Operating Earnings (Loss) available to PartnerRe Common Shareholders (Operating Earnings (Loss)) and Annualized Operating Return on Average Common Shareholders' Equity (Annualized Operating ROE): The Company uses Operating Earnings (Loss) and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares and the interest in earnings (losses) of equity method investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), certain withholding taxes on intercompany dividends (included in other expenses) and the amalgamation termination fee and reimbursement of expenses paid to Axis Capital (included in other expenses) and are calculated after preferred dividends. The Company calculates Annualized Operating ROE using Operating Earnings (Loss) for the period divided by the average common shareholders' equity outstanding for the period. Operating Earnings (Loss) should not be viewed as a substitute for Net Income (Loss) prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.
Tangible Book Value : The Company calculates Tangible Book Value using common shareholders' equity attributable to PartnerRe less goodwill and intangible assets, net of tax.
Total Capital: The Company calculates Total Capital as the sum of common shareholders' equity attributable to PartnerRe, preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of presentation: On March 18, 2016 EXOR acquired 100% ownership of the Company's common shares. Accordingly, all net income per share, operating earning per share and book value per share data for the current year and the prior year periods is no longer meaningful and has been excluded.. The Company also redefined its calculation of Annualized Operating ROE to be based on average common shareholders' equity, accordingly, all comparative data in this Financial Supplement have been recast.

PartnerRe Ltd.
Life Value In Force
The Company calculates Value in Force (VIF) for its Life portfolio, which represents the value of the Life portfolio that is not recognized in the Consolidated Balance Sheets prepared under generally accepted accounting principles in the United States (U.S. GAAP). Accordingly, there is no corresponding measure that is prepared in accordance with U.S. GAAP. Management believes that this is useful information for investors, analysts, rating agencies and others. The Life VIF calculation includes the business written in the Company’s Life and Health segment, except for the PartnerRe Health business.
The Company’s Life VIF calculation uses market consistent techniques, but primarily differs from a full Market Consistent Embedded Value (MCEV) calculation, as defined in the European Insurance CFO Forum MCEV principles, due to: (i) different methodologies used; and ii) the Life VIF is only a component of MCEV and, specifically, the tangible assets backing the liabilities are not considered in the Company’s calculation.
The Company’s Life VIF, which is calculated on a going concern basis, is the sum of:

•
present value of future profits - which is defined as the net present value of shareholders' projected after-tax cash flows from the in-force business on a best-estimate assumption basis. The discount rates used reflect currency-specific market yields on zero coupon government bonds at given durations and are applied to projected deterministic cash flows and to calculate risk-free investment returns. The best-estimate is defined as median biometric assumptions and does not include any provision for adverse deviation. The Company attributes no value to future new business or renewals of short-term business. Allocated inflated-adjusted expenses are projected on a best estimate basis;

•
cost of non-hedgeable risks - which is defined as the cost of holding capital for non-hedgeable financial and non-hedgeable non-financial risks, such as a mortality deviation from shocks or changes in trends. The non-hedgeable risk capital has been determined using an internal economic capital model calibrated to a 99.6% Value at Risk (VaR) corresponding to a 1 in 250 year event;

•	frictional costs - which is defined as the cost of double taxation or investment management charges on assets backing required capital;

•
time value of options and guarantees (TVOG) - which is defined as the difference between the market value and the intrinsic value of the option calculated using stochastic techniques. The TVOG is significant to the guaranteed minimum death benefit (GMDB) portfolio where the Company covers death claims on savings plans, where the sum reinsured is the difference between the invested premium amount and the current fund value; and

•	cost of non-economic excess encumbered capital - which is defined as the cost of any encumbered capital in excess of economic capital required by local regulations.
Actuarial non-economic assumptions, such as current and future mortality, are based on the most recent experience available, combined with internal and industry benchmarks, including trend expectation where appropriate.
The Life VIF is sensitive to changes in assumptions. In particular, the Life VIF is sensitive to changes in yield curves that are used for discounting, changes in equity market value assumptions and implied volatilities.
The Company performs a detailed Life VIF calculation on an annual basis and performs a roll-forward approach on an interim quarterly basis.

PartnerRe Ltd.
Consolidated Statements of Operations
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016	2015	2015	2015	2015	2015	2014
Revenues
Gross premiums written	$1,629,009	$1,098,618	$1,267,961	$1,432,012	$1,748,933	$5,547,525	$5,932,003
Net premiums written	$1,500,718	$1,063,636	$1,190,393	$1,322,304	$1,653,215	$5,229,548	$5,719,884
(Increase) decrease in unearned premiums	(359,002)	230,865	221,737	5,522	(418,493)	39,630	(110,689)
Net premiums earned	1,141,716	1,294,501	1,412,130	1,327,826	1,234,722	5,269,178	5,609,195
Net investment income	102,987	107,908	117,054	120,192	104,631	449,784	479,696
Net realized and unrealized investment gains (losses)	167,193	(24,373)	(133,017)	(255,734)	115,645	(297,479)	371,796
Other income	4,840	1,560	3,056	236	4,292	9,144	16,190
Total revenues	1,416,736	1,379,596	1,399,223	1,192,520	1,459,290	5,430,627	6,476,877
Expenses
Losses and loss expenses and life policy benefits	714,268	767,026	804,196	864,917	721,281	3,157,420	3,462,770
Acquisition costs	282,974	311,228	346,520	283,463	275,791	1,217,003	1,213,822
Other expenses (1) (2) (3)	152,674	120,389	415,818	129,766	124,750	790,723	449,688
Interest expense	12,259	12,246	12,249	12,248	12,245	48,988	48,963
Amortization of intangible assets	6,588	6,290	6,768	6,767	6,768	26,593	27,486
Net foreign exchange (gains) losses	(2,074)	(6,195)	22,413	6,391	(13,147)	9,461	(18,201)
Total expenses	1,166,689	1,210,984	1,607,964	1,303,552	1,127,688	5,250,188	5,184,528
Income (loss) before taxes and interest in (losses) earnings of equity method investments	250,047	168,612	(208,741)	(111,032)	331,602	180,439	1,292,349
Income tax expense (benefit)	30,954	(3,326)	17,170	(13,844)	79,665	79,664	239,506
Interest in (losses) earnings of equity method investments	(3,467)	4,811	(3,231)	8,633	(3,838)	6,375	15,270
Net income (loss)	215,626	176,749	(229,142)	(88,555)	248,099	107,150	1,068,113
Net (income) loss attributable to noncontrolling interests	—	(238)	5	(354)	(2,182)	(2,769)	(13,139)
Net income (loss) attributable to PartnerRe	215,626	176,511	(229,137)	(88,909)	245,917	104,381	1,054,974
Preferred dividends	14,184	14,184	14,184	14,184	14,184	56,735	56,735
Net income (loss) attributable to PartnerRe common shareholders	$201,442	$162,327	$(243,321)	$(103,093)	$231,733	$47,646	$998,239
Operating earnings attributable to PartnerRe common shareholders	$44,238	$183,858	$211,583	$112,494	$150,536	$658,472	$755,418
Comprehensive income (loss) attributable to PartnerRe	$235,717	$162,055	$(267,720)	$(81,913)	$242,760	$55,181	$1,033,129
(1) Includes costs related to the Axis and Exor transactions and the restructuring of the Company’s business support operations and Global Non-life operations. See page 13 for the expense data.
(2) Withholding taxes on certain inter-company dividends are included in other expenses.
(3) Other expenses for the three months ended June 30,2015 and the year ended December 31, 2015 include $25 million, pretax, respectively, related to the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc.

PartnerRe Ltd.
Condensed Consolidated Balance Sheets
(Expressed in thousands of U.S. dollars)
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,		December 31,
	2016		2015		2015		2015		2015		2014
Assets
Total investments	$13,836,705		$14,338,015		$14,475,450		$14,715,834		$15,038,946		$15,299,764
Funds held - directly managed	579,571		539,743		595,677		594,870		592,609		608,853
Cash and cash equivalents	1,749,851		1,577,097		1,256,304		1,492,997		1,413,799		1,313,468
Accrued investment income	134,735		141,672		142,892		139,772		150,255		158,737
Reinsurance balances receivable	2,964,950		2,428,020		3,079,002		3,055,308		2,899,821		2,454,850
Reinsurance recoverable on paid and unpaid losses	300,731		282,916		329,834		342,074		290,018		246,158
Funds held by reinsured companies	685,564		657,815		671,572		688,358		659,058		765,905
Deferred acquisition costs	691,117		629,372		684,380		733,184		706,779		661,186
Goodwill	456,380		456,380		456,380		456,380		456,380		456,380
Intangible assets	126,423		133,011		139,301		146,069		152,836		159,604
Other assets	429,436		222,002		194,436		166,977		128,094		145,452
Total assets	$21,955,463		$21,406,043		$22,025,228		$22,531,823		$22,488,595		$22,270,357
Liabilities
Unpaid losses and loss expenses	$9,331,087		$9,064,711		$9,522,225		$9,549,398		$9,401,397		$9,745,806
Policy benefits for life and annuity contracts	2,089,055		2,051,935		2,123,028		2,087,369		1,996,519		2,050,107
Unearned premiums	2,086,332		1,644,757		1,934,360		2,207,674		2,159,446		1,750,607
Other reinsurance balances payable	293,342		246,089		288,402		234,175		188,941		182,395
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	424,473		674,611		558,875		550,075		666,475		616,042
Total liabilities	15,045,278		14,503,092		15,247,879		15,449,680		15,233,767		15,165,946
Total shareholders' equity attributable to PartnerRe	6,910,185		6,900,501		6,775,137		7,079,926		7,197,145		7,048,910
Noncontrolling interests	—		2,450		2,212		2,217		57,683		55,501
Total shareholders' equity	6,910,185		6,902,951		6,777,349		7,082,143		7,254,828		7,104,411
Total liabilities and shareholders' equity	$21,955,463		$21,406,043		$22,025,228		$22,531,823		$22,488,595		$22,270,357
Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	9%	$750,000	9%	$750,000	9%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	11	853,750	11	853,750	11	853,750	11	853,750	11	853,750	11
Common shareholders' equity attributable to PartnerRe	6,056,435	78	6,046,751	78	5,921,387	78	6,226,176	79	6,343,395	79	6,195,160	79
Total Capital	$7,723,569	100%	$7,713,885	100%	$7,588,521	100%	$7,893,310	100%	$8,010,529	100%	$7,862,294	100%

(1)
 PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.

(2)
PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016	2015	2015	2015	2015	2015	2014
Net cash provided by (used in) operating activities:
Underwriting operations	$(5)	$114	$77	$30	$44	$265	$497
Investment income	132	131	132	154	137	554	606
Taxes and foreign exchange and other (1)	(35)	(34)	(358)	(66)	(42)	(500)	(250)
Net cash provided by (used in) operating activities	$92	$211	$(149)	$118	$139	$319	$853
Net cash provided by (used in) operating activities	$92	$211	$(149)	$118	$139	$319	$853
Net cash provided by (used in) investing activities	338	158	(33)	56	115	295	(250)
Net cash used in financing activities	(263)	(43)	(44)	(100)	(123)	(309)	(736)
Effect of foreign exchange rate changes on cash	6	(5)	(10)	5	(30)	(41)	(50)
Increase (decrease) in cash and cash equivalents	173	321	(237)	79	101	264	(183)
Cash and cash equivalents - beginning of period	1,577	1,256	1,493	1,414	1,313	1,313	1,496
Cash and cash equivalents - end of period	$1,750	$1,577	$1,256	$1,493	$1,414	$1,577	$1,313

(1) Taxes, foreign exchange and other for the three months ended September 30, 2015 and the year ended December 31, 2015 include the amalgamation termination fee and reimbursement of expenses paid to Axis Capital of $315 million, respectively.

PartnerRe Ltd.
Consolidated Statements of Comprehensive Income (Loss)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Net income (loss) attributable to PartnerRe	$215,626	$176,511	$(229,137)	$(88,909)	$245,917
Change in currency translation adjustment	21,123	(12,119)	(39,533)	8,101	(2,504)
Change in net unrealized gains or losses on investments, net of tax	(203)	(216)	(213)	(214)	(217)
Change in unfunded pension obligation, net of tax	(829)	(2,121)	1,163	(891)	(436)
Comprehensive income (loss) attributable to PartnerRe	$235,717	$162,055	$(267,720)	$(81,913)	$242,760

	For the year ended
	December 31,	December 31,
	2015	2014
Net income attributable to PartnerRe	$104,381	$1,054,974
Change in currency translation adjustment	(46,055)	(8,892)
Change in net unrealized gains or losses on investments, net of tax	(860)	(886)
Change in unfunded pension obligation, net of tax	(2,285)	(12,067)
Comprehensive income attributable to PartnerRe	$55,181	$1,033,129

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended March 31, 2016
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$494	$274	$398	$170	$1,336	$293	$—	$1,629
Net premiums written	$481	$269	$333	$141	$1,224	277	$—	$1,501
Increase in unearned premiums	(129)	(119)	(11)	(93)	(352)	(7)	—	(359)
Net premiums earned	$352	$150	$322	$48	$872	$270	$—	$1,142
Losses and loss expenses and life policy benefits	(199)	(123)	(184)	(3)	(509)	(205)	—	(714)
Acquisition costs	(107)	(47)	(90)	(1)	(245)	(38)	—	(283)
Technical result	$46	$(20)	$48	$44	$118	$27	$—	$145
Other income					2	2	1	5
Other expenses					(68)	(18)	(67)	(153)
Underwriting result					$52	$11	n/a	$(3)
Net investment income						13	90	103
Allocated underwriting result (1)						$24	n/a	n/a
Net realized and unrealized investment gains							167	167
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange gains							2	2
Income tax expense							(31)	(31)
Interest in losses of equity method investments							(3)	(3)
Net income							n/a	$216
Loss ratio (2)	56.5%	82.1%	57.2%	7.2%	58.5%
Acquisition ratio (3)	30.4	31.1	27.8	3.1	28.0
Technical ratio (4)	86.9%	113.2%	85.0%	10.3%	86.5%
Other expense ratio (5)					7.8
Combined ratio (6)					94.3%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other expenses.

(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.

(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.

(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.

(5)	Other expense ratio is obtained by dividing other expenses by net premiums earned.

(6)	Combined ratio is defined as the sum of the technical ratio and the other expense ratio.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended March 31, 2015
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$473	$334	$427	$191	$1,425	$324	$—	$1,749
Net premiums written	$471	$331	$362	$176	$1,340	$313	$—	$1,653
(Increase) decrease in unearned premiums	(132)	(157)	3	(118)	(404)	(14)	—	(418)
Net premiums earned	$339	$174	$365	$58	$936	$299	$—	$1,235
Losses and loss expenses and life policy benefits	(172)	(119)	(170)	(20)	(481)	(240)	—	(721)
Acquisition costs	(93)	(52)	(93)	(4)	(242)	(34)	—	(276)
Technical result	$74	$3	$102	$34	$213	$25	$—	$238
Other income					—	1	3	4
Other expenses					(52)	(15)	(58)	(125)
Underwriting result					$161	$11	n/a	$117
Net investment income						14	91	105
Allocated underwriting result (1)						$25	n/a	n/a
Net realized and unrealized investment gains							116	116
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange gains							13	13
Income tax expense							(80)	(80)
Interest in losses of equity method investments							(4)	(4)
Net income							n/a	$248
Loss ratio (2)	50.7%	68.4%	46.7%	33.7%	51.4%
Acquisition ratio (3)	27.5	30.1	25.4	7.0	25.9
Technical ratio (4)	78.2%	98.5%	72.1%	40.7%	77.3%
Other expense ratio (5)					5.5
Combined ratio (6)					82.8%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Non-life segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016 (A)	2015	2015	2015	2015	2015	2014
Gross premiums written	$1,336	$801	$954	$1,098	$1,425	$4,277	$4,667
Net premiums written	$1,224	$780	$892	$1,009	$1,340	$4,022	$4,500
Net premiums earned	$872	$1,002	$1,110	$1,012	$936	$4,060	$4,387
Losses and loss expenses	(509)	(551)	(556)	(605)	(481)	(2,193)	(2,463)
Acquisition costs	(245)	(260)	(309)	(253)	(242)	(1,064)	(1,065)
Technical result	$118	$191	$245	$154	$213	$803	$859
Other income	2	—	—	—	—	—	3
Other expenses	(68)	(56)	(55)	(55)	(52)	(219)	(252)
Underwriting result	$52	$135	$190	$99	$161	$584	$610
Loss ratio (2)	58.5%	54.9%	50.1%	59.8%	51.4%	54.0%	56.1%
Acquisition ratio (3)	28.0	26.0	27.8	25.0	25.9	26.2	24.3
Technical ratio (4)	86.5%	80.9%	77.9%	84.8%	77.3%	80.2%	80.4%
Other expense ratio (5)	7.8	5.6	4.9	5.5	5.5	5.4	5.8
Combined ratio (6)	94.3%	86.5%	82.8%	90.3%	82.8%	85.6%	86.2%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2016, net premiums written and net premiums earned include foreign exchange impacts of $(54.0) million and $(32.8) million, respectively, compared to the three months ended March 31, 2015.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
North America sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016 (A)	2015	2015	2015	2015	2015	2014
Gross premiums written	$494	$352	$351	$427	$473	$1,604	$1,642
Net premiums written	$481	$335	$335	$401	$471	$1,542	$1,630
Net premiums earned	$352	$390	$408	$435	$339	$1,572	$1,597
Losses and loss expenses	(199)	(231)	(182)	(296)	(172)	(881)	(1,000)
Acquisition costs	(107)	(103)	(137)	(111)	(93)	(443)	(401)
Technical result	$46	$56	$89	$28	$74	$248	$196
Loss ratio (2)	56.5%	59.2%	44.7%	68.1%	50.7%	56.0%	62.6%
Acquisition ratio (3)	30.4	26.4	33.4	25.4	27.5	28.2	25.1
Technical ratio (4)	86.9%	85.6%	78.1%	93.5%	78.2%	84.2%	87.7%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	35%	26%	21%	31%	30%	28%	28%
Casualty	34	35	40	38	35	37	37
Credit/Surety	5	7	3	6	7	6	7
Motor	3	6	4	4	4	4	4
Multiline	10	9	6	8	10	8	8
Other	3	6	9	2	1	4	2
Property	10	11	17	11	13	13	14
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2016, net premiums written and net premiums earned include foreign exchange impacts of $(3.6) million and $(2.0) million, respectively, compared to the three months ended March 31, 2015.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016 (A)	2015	2015	2015	2015	2015	2014
Gross premiums written	$274	$106	153	143	334	$735	803
Net premiums written	$269	$105	153	137	331	$726	794
Net premiums earned	$150	$174	186	159	174	$693	768
Losses and loss expenses	(123)	(111)	(122)	(121)	(119)	(473)	(438)
Acquisition costs	(47)	(50)	(50)	(36)	(52)	(189)	(222)
Technical result	$(20)	$13	14	2	3	$31	108
Loss ratio (2)	82.1%	63.7%	65.8%	75.9%	68.4%	68.3%	57.0%
Acquisition ratio (3)	31.1	28.8	26.9	23.2	30.1	27.3	28.9
Technical ratio (4)	113.2%	92.5%	92.7%	99.1%	98.5%	95.6%	85.9%
Distribution of Net Premiums Written by Major Lines of Business:
Casualty	9%	9%	8%	10%	10%	10%	8%
Motor	33	50	42	34	36	39	40
Property	58	41	50	56	54	51	52
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2016, net premiums written and net premiums earned include foreign exchange impacts of $(24.3) million and $(12.3) million, respectively, compared to the three months ended March 31, 2015.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global Specialty sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016 (A)	2015	2015	2015	2015	2015	2014
Gross premiums written	$398	$330	$393	$406	$427	$1,556	$1,797
Net premiums written	$333	$329	$391	$400	$362	$1,482	$1,696
Net premiums earned	$322	$368	$404	$374	$365	$1,511	$1,638
Losses and loss expenses	(184)	(193)	(224)	(198)	(170)	(785)	(963)
Acquisition costs	(90)	(100)	(112)	(102)	(93)	(407)	(400)
Technical result	$48	$75	$68	$74	$102	$319	$275
Loss ratio (2)	57.2%	52.3%	55.5%	53.0%	46.7%	52.0%	58.8%
Acquisition ratio (3)	27.8	27.2	27.7	27.2	25.4	26.9	24.4
Technical ratio (4)	85.0%	79.5%	83.2%	80.2%	72.1%	78.9%	83.2%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	10%	5%	13%	13%	15%	12%	13%
Aviation/Space	10	15	9	13	11	12	13
Credit/Surety	20	18	15	13	14	15	16
Energy	5	4	4	3	4	4	4
Engineering	11	12	8	10	11	10	10
Marine	12	12	16	14	11	13	17
Multiline	11	16	12	11	12	13	8
Other	—	—	1	1	2	—	—
Specialty casualty	14	9	9	9	11	10	10
Specialty property	7	9	13	13	9	11	9
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2016, net premiums written and net premiums earned include foreign exchange impacts of $(19.0) million and $(14.8) million, respectively, compared to the three months ended March 31, 2015.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Catastrophe sub-segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016 (A)	2015	2015	2015	2015	2015	2014
Gross premiums written	$170	$13	57	122	$191	$382	$425
Net premiums written	$141	$11	13	71	$176	$272	$380
Net premiums earned	$48	$70	112	44	$58	$284	$384
Losses and loss expenses	(3)	(16)	(28)	10	(20)	(54)	(62)
Acquisition costs	(1)	(7)	(10)	(4)	(4)	(25)	(42)
Technical result	$44	$47	74	50	$34	$205	$280
Loss ratio (2)	7.2%	23.2%	24.9%	(21.5)%	33.7%	19.1%	16.1%
Acquisition ratio (3)	3.1	9.9	8.7	8.2	7.0	8.6	11.0
Technical ratio (4)	10.3%	33.1%	33.6%	(13.3)%	40.7%	27.7%	27.1%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2016, net premiums written and net premiums earned include foreign exchange impacts of $(7.1) million and $(3.7) million, respectively, compared to the three months ended March 31, 2015.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Life and Health segment

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016 (A)	2015	2015	2015	2015	2015	2014
Gross premiums written	$293	$298	$314	$334	$324	$1,271	$1,265
Net premiums written	$277	$284	$298	$313	$313	$1,208	$1,220
Net premiums earned	$270	$292	$302	$316	$299	$1,209	$1,222
Life policy benefits	(205)	(216)	(248)	(260)	(240)	(964)	(1,000)
Acquisition costs	(38)	(51)	(38)	(30)	(34)	(153)	(149)
Technical result	$27	$25	$16	$26	$25	$92	$73
Other income	2	2	3	—	1	6	8
Other expenses	(18)	(17)	(16)	(16)	(15)	(63)	(68)
Underwriting result	$11	$10	$3	$10	$11	$35	$13
Net investment income	13	14	15	16	14	59	60
Allocated underwriting result (1)	$24	$24	$18	$26	$25	$94	$73
Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	28%	30%	30%	26%	27%	28%	23%
Longevity	25	25	25	30	22	25	25
Mortality	47	45	45	44	51	47	52
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2016, net premiums written and net premiums earned include foreign exchange impacts of $(15.4) million and $(14.3) million, respectively, compared to the three months ended March 31, 2015.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Corporate and Other

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016	2015	2015	2015	2015	2015	2014
Other income (loss)	$1	$(1)	$—	$—	$3	$3	$5
Corporate expenses - amalgamation termination fee and reimbursement of expenses	—	—	(315)	—	—	(315)	—
Corporate expenses - Axis and Exor related costs (1) (4)	(46)	(16)	(7)	(9)	(31)	(63)	—
Corporate expenses - costs of restructuring (2)	—	—	—	—	—	—	(11)
Corporate expenses (3)	(21)	(31)	(23)	(50)	(27)	(131)	(119)
Net investment income	90	94	102	104	91	391	420
Net realized and unrealized investment gains (losses)	167	(24)	(133)	(256)	116	(297)	372
Interest expense	(12)	(12)	(12)	(12)	(12)	(49)	(49)
Amortization of intangible assets	(7)	(6)	(7)	(7)	(7)	(27)	(27)
Net foreign exchange gains (losses)	2	6	(22)	(6)	13	(9)	18
Income tax (expense) benefit	(31)	3	(17)	14	(80)	(80)	(239)
Interest in earnings (losses) of equity method investments	(3)	5	(3)	8	(4)	6	15

(1)
For the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, costs related to the Axis and Exor transactions, pre-tax, are $65.8 million, $16.3 million, $6.9 million $9.0 million and $30.9 million, or 4.4%, 1.1%, 0.5%, 0.6% and 2.0% points on the Annualized Operating ROE, respectively. For the year ended December 31, 2015, costs related to the Axis and Exor transactions, pre-tax, are $63.1 million or 1.0% points on the Annualized Operating ROE. For the three months ended June 30, 2015 and for the year ended December 2015, expense related to the earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc. was $25.2 million, or 1.6% and 0.4% points, respectively, on the Annualized Operating ROE. After-tax, for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, operating earnings attributable to PartnerRe common shareholders adjusted to be before the Axis and Exor transaction related costs and earn-out consideration paid are $104.2 million, $200.2 million, $218.5 million, $146.7 million and $181.4 million, or 6.9%, 13.4%, 14.4%, 9.4% and 11.6% points on the Annualized Operating ROE, respectively. After-tax, for the three months ended March 31, 2016 and March 31, 2015, net income attributable to PartnerRe common shareholders adjusted to be before the Axis and Exor transaction related costs are $261.4 million and $262.6 million, or 17.3% and 16.8% points on the Annualized Net Income ROE, respectively. For the year ended December 31, 2015, operating earnings attributable to PartnerRe common shareholders adjusted to be before the amalgamation related costs and earn-out consideration paid are $746.8 million, or 12.2% points on the annualized operating ROE. See page 26 for the comparable unadjusted annualized operating return on average common shareholders' equity (Annualized Operating ROE).

(2)
The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the year ended December 31, 2014, these costs predominantly comprised of facility exit costs.

(3)
Corporate expenses for the three months ended June 30,2015 and the year ended December 31, 2015 include $25 million, pretax, respectively, related to the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc.

(4)
Corporate expenses - Axis and Exor related for the three months ended March 31, 2016, include $11 million of accelerated stock compensation expense. The remaining accelerated stock compensation expense of $20 million is included within other expenses of the Non-life and Life segments.

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016	2015	2015	2015	2015	2015	2014
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	12%	12%	13%	12%	12%	12%
Motor	7	7	7	5	8	7	7
Multiline and other	6	9	8	6	6	7	5
Property	14	8	11	9	15	11	11
Specialty
Agriculture	13	10	10	13	12	11	12
Aviation/Space	2	5	3	4	2	4	4
Catastrophe	10	1	1	5	11	5	6
Credit/Surety	6	8	6	6	5	6	7
Energy	1	1	2	1	1	1	1
Engineering	2	4	3	3	2	3	3
Marine	3	4	5	4	2	4	5
Specialty casualty	3	3	3	3	3	3	3
Specialty property	2	2	4	4	2	3	3
Life and Health	18	26	25	24	19	23	21
	100%	100%	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	9%	10%	14%	13%	10%	12%	11%
Europe	40	36	35	33	43	37	40
Latin America, Caribbean and Africa	9	11	11	9	9	10	10
North America	42	43	40	45	38	41	39
	100%	100%	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Production Source:
Broker	72%	71%	72%	73%	69%	71%	69%
Direct	28	29	28	27	31	29	31
	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016	2015	2015	2015	2015	2015	2014
Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:
North America
Non-Proportional	23%	7%	15%	14%	25%	16%	16%
Proportional	77	93	85	86	75	84	84
Total	100%	100%	100%	100%	100%	100%	100%
Global (Non-U.S.) P&C
Non-Proportional	35%	3%	10%	11%	34%	20%	22%
Proportional	65	97	90	89	66	80	78
Total	100%	100%	100%	100%	100%	100%	100%
Global Specialty
Non-Proportional	25%	7%	12%	15%	24%	15%	17%
Proportional	75	93	88	85	76	85	83
Total	100%	100%	100%	100%	100%	100%	100%
Catastrophe
Non-Proportional	97%	90%	96%	97%	97%	97%	98%
Proportional	3	10	4	3	3	3	2
Total	100%	100%	100%	100%	100%	100%	100%
Non-life total
Non-Proportional	35%	8%	18%	23%	36%	23%	25%
Proportional	65	92	82	77	64	77	75
Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.
Investment Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	March 31,			December 31,			September 30,			June 30,			March 31,			December 31,
	2016			2015			2015			2015			2015			2014
Investments:
Fixed maturities
U.S. government	$2,690		19%	$2,810		20%	$2,148		15%	$2,282		16%	$2,241		15%	$2,277		15%
U.S. government sponsored enterprises	105		1	63		—	48		—	53		—	58		—	39		—
U.S. states, territories and municipalities	780		5	778		5	760		5	682		5	621		4	531		3
Non-U.S. sovereign government, supranational and government related	1,197		9	1,333		9	1,288		9	1,492		10	1,557		10	1,976		13
Corporates	4,978		36	5,086		36	5,366		37	5,510		37	5,495		37	5,604		37
Mortgage/asset-backed securities	3,270		24	3,378		24	3,416		24	3,331		23	3,440		23	3,492		23
Total fixed maturities	13,020		94	13,448		94	13,026		90	13,350		91	13,412		89	13,919		91
Short-term investments	34		—	47		—	101		1	19		—	20		—	25		—
Equities	324		2	444		3	1,004		7	1,007		7	1,320		9	1,057		7
Other invested assets	459		4	399		3	345		2	340		2	287		2	299		2
Total investments	$13,837		100%	$14,338		100%	$14,476		100%	$14,716		100%	$15,039		100%	$15,300		100%
Cash and cash equivalents	1,750			1,577			1,256			1,493			1,414			1,313
Total investments and cash	$15,587			$15,915			$15,732			$16,209			$16,453			$16,613
Maturity distribution:
One year or less	$431		3%	$556		4%	$548		4%	$239		2%	$257		2%	$313		2
More than one year through five years	4,521		35	4,609		34	4,152		32	4,703		35	4,694		35	5,169		37
More than five years through ten years	3,224		25	3,342		25	3,433		26	3,642		27	3,669		27	3,719		27
More than ten years	1,608		12	1,610		12	1,578		12	1,454		11	1,372		10	1,251		9
Subtotal	9,784		75	10,117		75	9,711		74	10,038		75	9,992		74	10,452		75
Mortgage/asset-backed securities	3,270		25	3,378		25	3,416		26	3,331		25	3,440		26	3,492		25
Total	$13,054		100%	$13,495		100%	$13,127		100%	$13,369		100%	$13,432		100%	$13,944		100%
Credit quality by market value:
AAA	11%			11%			10%			11%			10%			11%
AA	47			47			44			44			45			46
A	15			15			19			19			19			19
BBB	20			20			18			18			17			16
Below Investment Grade/Unrated	7			7			9			8			9			8
	100%			100%			100%			100%			100%			100%
Expected average duration (1)	4.0	Yrs		3.6	Yrs		3.5	Yrs		3.6	Yrs		3.5	Yrs		3.7	Yrs
Average yield to maturity at market (1)	2.4%			2.9%			2.8%			2.7%			2.3%			2.4%
Average credit quality	A			A			A			A			A			A
 (1) Includes funds holding fixed income securities that are classified with equities under generally accepted accounting principles in the United States.

PartnerRe Ltd.
Distribution of Corporate Bonds
(Expressed in thousands of U.S. dollars)
(Unaudited)

March 31, 2016
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$998,313	20.1%	6.4%	0.8%
Consumer noncyclical	735,641	14.8	4.7	0.5
Utilities	612,139	12.3	3.9	0.3
Communications	511,487	10.3	3.3	0.4
Industrials	456,006	9.2	2.9	0.2
Consumer cyclical	428,605	8.6	2.8	0.3
Energy	367,425	7.4	2.4	0.2
Insurance	306,369	6.1	2.0	0.2
Technology	125,441	2.5	0.8	0.2
Basic materials	120,735	2.4	0.8	0.1
Real estate investment trusts	115,782	2.3	0.7	0.1
Catastrophe bonds	100,032	2.0	0.6	0.1
Government guaranteed corporate debt	49,517	1.0	0.3	0.3
Longevity and mortality bonds	47,424	1.0	0.3	0.2
Diversified	2,879	—	—	—
Total Corporate bonds	$4,977,795	100.0%	31.9%
Finance sector - Corporate bonds
Banks	$628,679	12.6%	4.1%
Investment banking and brokerage	251,434	5.1	1.6
Financial services	66,049	1.3	0.4
Commercial and consumer finance	33,769	0.7	0.2
Other	18,382	0.4	0.1
Total finance sector - Corporate bonds	$998,313	20.1%	6.4%
	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$34,244	$32,381	$245,313	$295,933	$20,808	$628,679
Investment banking and brokerage	—	—	19,822	230,442	1,170	251,434
Financial services	—	44,400	16,671	4,978	—	66,049
Commercial and consumer finance	—	—	8,313	25,456	—	33,769
Other	—	—	—	18,382	—	18,382
Total finance sector - Corporate bonds	$34,244	$76,781	$290,119	$575,191	$21,978	$998,313
% of total	3%	8%	29%	58%	2%	100%
Concentration of investment risk
The top 10 Corporate bond issuers account for 14.8% of the Company’s total corporate bonds. The single largest issuer accounts for 2.4% of the Company’s total Corporate bonds.

PartnerRe Ltd.
Distribution of Equities
(Expressed in thousands of U.S. dollars)
(Unaudited)

	March 31, 2016
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Finance	$44,201	17.5%	0.3%	0.1%
Consumer noncyclical	41,544	16.5	0.3	—
Insurance	30,033	11.9	0.2	0.1
Technology	28,350	11.3	0.2	—
Industrials	25,390	10.1	0.2	—
Consumer cyclical	25,191	10.0	0.1	—
Communications	23,146	9.2	0.1	—
Basic materials	11,155	4.4	0.1	—
Real estate investment trusts	9,013	3.6	0.1	—
Energy	8,245	3.3	—	—
Utilities	5,644	2.2	—	—
Diversified	37	—	—	—
Total	$251,949	100.0%	1.6%

Mutual funds and exchange traded funds (ETFs)
Funds and ETFs holding equities	70,142		0.5
Funds holding fixed income securities	2,336		—
Total Equities	$324,427		2.1%
Concentration of investment risk
The single largest fund in funds and ETFs holding equities is Vanguard Group Inc, which accounts for 19.5% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 29.3% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 6.2% of the Company’s total equities.

PartnerRe Ltd.
Distribution of Mortgage/Asset-Backed Securities (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)
Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at March 31, 2016
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
U.S. Asset-Backed Securities	$—	$—	$138,452	$109,078	$85,376	$—	$390,126	$723,032
U.S. Collaterized Mortgage Obligations	—	1,914	2,474	—	—	—	—	4,388
U.S. Mortgage Backed Securities (MBS)	375,156	1,326,515	—	—	—	—	—	1,701,671
U.S. Commercial Mortgage Backed Securities (CMBS)	5,287	—	5,616	9,657	18,189	126	1,850	40,725
U.S. MBS Interest Only	29,063	84,259	3,194	—	—	—	12,171	128,687
	$409,506	$1,412,688	$149,736	$118,735	$103,565	$126	$404,147	$2,598,503
Non-U.S. Asset-Backed Securities	$—	$—	$188,279	$44,307	$38,497	$—	$38,201	$309,284
Non-U.S. Collaterized Mortgage Obligations	—	—	166,953	35,846	18,435	1,470	—	222,704
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	7,190	—	—	—	—	7,190
Non-U.S. Mortgage Backed Securities (MBS)	—	—	132,393	—	—	—	—	132,393
	$—	$—	$494,815	$80,153	$56,932	$1,470	$38,201	$671,571
Total mortgage/asset-backed securities	$409,506	$1,412,688	$644,551	$198,888	$160,497	$1,596	$442,348	$3,270,074
Corporate Securities	—	105,017	—	—	—	—	—	105,017
Total	$409,506	$1,517,705	$644,551	$198,888	$160,497	$1,596	$442,348	$3,375,091
% of total	12%	45%	19%	6%	5%	—%	13%	100%

(1)
In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $439.1 million and a carrying value of $1.6 million at March 31, 2016 within Other Invested Assets.

PartnerRe Ltd.
Funds Held - Directly Managed Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	March 31, 2016			December 31, 2015			September 30, 2015			June 30, 2015			March 31, 2015			December 31, 2014
Investments:
Fixed maturities
U.S. government	$145		34%	$117		29%	$111		27%	$110		26%	$107		25%	$105		22%
U.S. government sponsored enterprises	54		13	53		13	54		13	48		11	49		11	49		10
Non-U.S. sovereign government, supranational and government related	126		29	120		30	124		30	110		26	111		26	128		27
Corporates	91		21	99		25	108		26	137		32	145		33	177		38
Total fixed maturities	416		97%	389		97	397		96	405		95	412		95	459		97
Short-term investments	—		—	1		—	6		1	7		2	11		2	—		—
Other invested assets	11		3	10		3	12		3	13		3	12		3	14		3
Total investments	$427		100%	$400		100%	$415		100%	$425		100%	$435		100%	$473		100%
Cash and cash equivalents	39			65			64			58			54			42
Total investments and cash	$466			$465			$479			$483			$489			$515
Accrued investment income	4			4			6			5			5			6
Other funds held assets/liabilities	110			71			111			107			99			88
Total funds held - directly managed	$580			$540			$596			$595			$593			$609
Maturity distribution:
One year or less	$86		21%	$73		19%	$64		16%	$85		21%	$71		17%	$77		16%
More than one year through five years	195		47	196		50	210		52	204		49	210		50	241		53
More than five years through ten years	116		28	101		26	108		27	123		30	142		33	141		31
More than ten years	19		4	20		5	21		5	—		—	—		—	—		—
Total	$416		100%	$390		100%	$403		100%	$412		100%	$423		100%	$459		100%
Credit quality by market value:
AAA	11%			12%			12%			11%			11%			12%
AA	68			68			67			66			66			64
A	15			14			14			16			16			17
BBB	6			6			7			7			7			7
	100%			100%			100%			100%			100%			100%
Expected average duration	3.7	Yrs		3.6	Yrs		3.7	Yrs		3.3	Yrs		3.3	Yrs		3.4	Yrs
Average yield to maturity at market	0.8%			1.2%			1.0%			1.1%			0.8%			1.0%
Average credit quality	AA			AA			AA			AA			AA			AA

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016	2015	2015	2015	2015	2015	2014
Fixed maturities	$103,817	$104,619	$108,554	$109,749	$102,619	$425,541	$443,414
Short-term investments, cash and cash equivalents	337	275	288	151	140	854	868
Equities	2,205	5,621	8,818	10,385	5,915	30,739	40,326
Funds held and other	6,417	5,908	7,648	9,227	4,623	27,406	33,192
Funds held - directly managed	2,827	2,927	2,595	3,132	3,022	11,676	13,841
Investment expenses	(12,616)	(11,442)	(10,849)	(12,452)	(11,688)	(46,432)	(51,945)
Net investment income (1)	$102,987	$107,908	$117,054	$120,192	$104,631	$449,784	$479,696
Net realized investment (losses) gains on fixed maturities and short-term investments	$(3,513)	$4,936	$(3,095)	$12,597	$51,858	$66,296	$120,734
Net realized investment gains on equities	10,239	64,952	20,440	31,852	20,365	137,609	98,733
Net realized (losses) gains on other invested assets	(32,599)	13,947	(25,785)	(13,730)	(7,749)	(33,317)	(20,686)
Change in net unrealized gains (losses) on other invested assets	3,112	18,901	(12,473)	16,056	(21,640)	844	(58,180)
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	211,916	(80,454)	(19,375)	(253,918)	76,971	(276,776)	228,781
Change in net unrealized investment (losses) gains on equities	(27,483)	(40,153)	(94,869)	(45,523)	(7,016)	(187,561)	2,605
Net other realized and unrealized investment (losses) gains	—	(2,233)	—	3,286	—	1,053	(3,624)
Net realized and unrealized investment gains (losses) on funds held - directly managed	5,521	(4,269)	2,140	(6,354)	2,856	(5,627)	3,433
Net realized and unrealized investment gains (losses)	$167,193	$(24,373)	$(133,017)	$(255,734)	$115,645	$(297,479)	$371,796

(1)
Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended March 31, 2016, net investment income includes foreign exchange impacts of $(2.9) million compared to the three months ended March 31, 2015.

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016	2015	2015	2015	2015	2015	2014
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$9,064,711	$9,522,225	$9,549,398	$9,401,397	$9,745,806	$9,745,806	$10,646,318
Reinsurance recoverable at beginning of period	(189,234)	(202,666)	(202,839)	(196,981)	(214,349)	(214,349)	(267,384)
Net liability at beginning of period	8,875,477	9,319,559	9,346,559	9,204,416	9,531,457	9,531,457	10,378,934
Net incurred losses related to:
Current year	693,069	737,594	802,518	778,416	705,176	3,023,704	3,122,981
Prior years	(183,437)	(187,064)	(245,936)	(173,368)	(224,337)	(830,705)	(660,413)
	509,632	550,530	556,582	605,048	480,839	2,192,999	2,462,568
Change in reserve agreement (1)	28,224	(21,879)	—	—	13,108	(8,771)	(25,412)
Net losses paid	(370,469)	(898,794)	(518,556)	(533,577)	(471,676)	(2,422,603)	(2,798,549)
Effects of foreign exchange rate changes	95,346	(73,939)	(65,026)	70,672	(349,312)	(417,605)	(486,084)
Net liability at end of period	9,138,210	8,875,477	9,319,559	9,346,559	9,204,416	8,875,477	9,531,457
Reinsurance recoverable at end of period	192,877	189,234	202,666	202,839	196,981	189,234	214,349
Gross liability at end of period	$9,331,087	$9,064,711	$9,522,225	$9,549,398	$9,401,397	$9,064,711	$9,745,806
Breakdown of gross liability at end of period:
Case reserves	$3,780,317	$3,716,195	$3,875,962	$3,960,022	$3,975,276	$3,716,195	$4,236,038
Additional case reserves	215,238	190,183	194,265	220,023	229,363	190,183	253,890
Incurred but not reported reserves	5,335,532	5,158,333	5,451,998	5,369,353	5,196,758	5,158,333	5,255,878
Gross liability at end of period	$9,331,087	$9,064,711	$9,522,225	$9,549,398	$9,401,397	$9,064,711	$9,745,806
Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,229,569	$3,147,079	$3,437,238	$3,439,780	$3,317,662	$3,147,079	$3,307,948
Global (Non-U.S.) P&C	2,101,538	2,009,523	2,044,735	2,053,451	2,021,090	2,009,523	2,175,965
Global Specialty	3,691,729	3,575,387	3,685,691	3,676,958	3,620,345	3,575,387	3,769,758
Catastrophe	308,251	332,722	354,561	379,209	442,300	332,722	492,135
Gross liability at end of period	$9,331,087	$9,064,711	$9,522,225	$9,549,398	$9,401,397	$9,064,711	$9,745,806
Unrecognized time value of non-life reserves (2)	$372,792	$508,269	$430,596	$490,714	$369,059	$508,269	$474,258
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	72.7%	163.3%	93.2%	88.2%	98.1%	110.5%	113.6%
Non-life paid losses to net premiums earned ratio	42.5%	89.7%	46.7%	52.7%	50.4%	59.7%	63.8%
(1) The change in the reserve agreement is due to adverse (favorable) development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2) The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016	2015	2015	2015	2015	2015	2014
Reconciliation of beginning and ending policy benefits for life and annuity contracts:
Gross liability at beginning of period	$2,051,935	$2,123,028	$2,087,369	$1,996,519	$2,050,107	$2,050,107	$1,974,133
Reinsurance recoverable at beginning of period	(42,773)	(38,744)	(36,752)	(29,247)	(29,495)	(29,495)	(7,022)
Net liability at beginning of period	2,009,162	2,084,284	2,050,617	1,967,272	2,020,612	2,020,612	1,967,111
Net incurred losses related to:
Current year	219,450	229,334	254,401	272,752	254,450	1,010,937	1,019,240
Prior years	(14,814)	(12,838)	(6,787)	(12,883)	(14,008)	(46,516)	(19,038)
	204,636	216,496	247,614	259,869	240,442	964,421	1,000,202
Net losses paid	(187,881)	(254,824)	(182,255)	(231,702)	(166,408)	(835,190)	(780,905)
Effects of foreign exchange rate changes	19,902	(36,794)	(31,692)	55,178	(127,374)	(140,681)	(165,796)
Net liability at end of period	2,045,819	2,009,162	2,084,284	2,050,617	1,967,272	2,009,162	2,020,612
Reinsurance recoverable at end of period	43,236	42,773	38,744	36,752	29,247	42,773	29,495
Gross liability at end of period	$2,089,055	$2,051,935	$2,123,028	$2,087,369	$1,996,519	$2,051,935	$2,050,107
Life value in force	$191,800	$204,300	$175,600	$146,100	$109,900	$204,300	$145,100

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016	2015	2015	2015	2015	2015	2014
Prior year net favorable (adverse) reserve development:
Non-life segment:
North America	$80,733	$55,741	$102,428	$43,701	$82,536	$284,406	$250,942
Global (Non-U.S.) P&C	23,282	29,726	38,457	10,224	18,031	96,438	134,394
Global Specialty	68,827	110,940	103,584	110,045	109,675	434,244	257,696
Catastrophe	10,595	(9,343)	1,467	9,398	14,095	15,617	17,381
Total Non-life net prior year reserve development	$183,437	$187,064	$245,936	$173,368	$224,337	$830,705	$660,413
Non-life segment:
Net prior year reserve development due to changes in premiums	$19,323	$16,233	$13,759	$(2,492)	$(3,540)	$23,960	$(37,940)
Net prior year reserve development due to all other factors (2)	164,114	170,831	232,177	175,860	227,877	806,745	698,353
Total Non-life net prior year reserve development	$183,437	$187,064	$245,936	$173,368	$224,337	$830,705	$660,413
Non-life segment:
Short tail lines of business	$67,056	$53,967	$67,357	$39,295	$34,749	$195,367	$221,171
Medium tail lines of business	$36,180	$60,137	$86,076	$68,997	$76,969	$292,180	$159,753
Long tail lines of business	$80,201	$72,960	$92,503	$65,076	$112,619	$343,158	$279,489
Total Non-life net prior year reserve development by tail (3)	$183,437	$187,064	$245,936	$173,368	$224,337	$830,705	$660,413
Life and Health segment:
Net prior year reserve development due to GMDB (1)	$3,536	$3,354	$(2,348)	$5,626	$4,977	$11,610	$7,163
Net prior year reserve development due to all other factors (2)	11,278	9,484	9,135	7,257	9,031	34,906	11,875
Total Life and Health net prior year reserve development	$14,814	$12,838	$6,787	$12,883	$14,008	$46,516	$19,038

(1)
The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At March 31, 2016, a 10% increase in the referenced global equity market would have decreased reserves by approximately $1.5 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $2.2 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

(3)
Short tail lines of business include Agriculture, Proportional Motor, Property, Energy and Catastrophe. Medium tail lines of business include Aviation, Credit/Surety, Marine, Engineering and Multiline. Long tail lines of business include Casualty and Non Proportional Motor.

PartnerRe Ltd.
Natural Catastrophe Probable Maximum Losses (PMLs)
(Expressed in millions of U.S. dollars)
(Unaudited)
Single occurrence estimated net PML exposure (1)

		January 1, 2016		October 1, 2015		July 1, 2015		April 1, 2015		January 1, 2015
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)
U.S. Southeast	Hurricane	$580		$533		$533		$746		$765
U.S. Northeast	Hurricane	701		708		708		925		963
U.S. Gulf Coast	Hurricane	596		577		577		787		850
Caribbean	Hurricane	180		174		174		177		179
Europe	Windstorm	461		544		544		561		606
Japan	Typhoon	195		195		195		201		145
California	Earthquake	553	$699	469	$588	469	$588	637	$775	609	$730
British Columbia	Earthquake	196	358	199	379	199	379	214	390	223	414
Japan	Earthquake	335	383	377	421	377	421	390	437	393	440
Australia	Earthquake	241	325	236	350	236	350	246	357	305	415
New Zealand	Earthquake	133	197	161	205	161	205	165	196	194	229

(1)
The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2016	2015	2015	2015	2015	2015	2014
Reconciliation of GAAP and non-GAAP measures:
Beginning of period common shareholders' equity	6,046,751	5,921,387	6,226,176	6,343,395	6,195,160	6,195,160	5,855,782
End of period common shareholders' equity	6,056,435	6,046,751	5,921,387	6,226,176	6,343,395	6,046,751	6,195,160
Average common shareholders' equity(2)	6,051,593	5,984,069	6,073,781	6,284,786	6,269,278	6,120,956	6,025,471

Annualized return on average common shareholders' equity calculated with net income attributable to common shareholders	13.3%	10.9%	(16.0)%	(6.6)%	14.8%	0.8%	16.6%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on average common shareholders' equity	9.8	(1.5)	(8.0)	(13.9)	6.4	(4.3)	4.8
Annualized net foreign exchange gains (losses), net of tax, on average common shareholders' equity	0.6	(0.2)	(1.0)	(0.3)	(1.0)	(0.7)	(0.8)
Annualized net interest in (losses) earnings of equity method investments, net of tax, on average common shareholders' equity	—	0.3	(0.2)	0.4	(0.2)	0.1	0.2
Annualized amalgamation termination fee and reimbursement of expenses, on average common shareholders' equity	—	—	(20.7)	—	—	(5.1)	—
Withholding tax on inter-company dividends, net of tax, on average common shareholders' equity	—	—	—	—	—	—	(0.1)
Annualized operating return on average common shareholders' equity	2.9%	12.3%	13.9%	7.2%	9.6%	10.8%	12.5%
Net income attributable to PartnerRe	$215,626	$176,511	$(229,137)	$(88,909)	$245,917	$104,381	$1,054,974
Less:
Net realized and unrealized investment gains (losses), net of tax	148,060	(22,757)	(121,764)	(217,224)	100,311	(261,434)	286,252
Net foreign exchange gains (losses), net of tax	9,643	(3,406)	(15,896)	(5,094)	(15,801)	(40,198)	(45,883)
Interest in (losses) earnings of equity method investments, net of tax	(499)	4,632	(2,244)	6,731	(3,313)	5,806	8,577
Amalgamation termination fee and reimbursement of expenses		—	(315,000)	—	—	(315,000)	—
Withholding tax on inter-company dividends, net of tax	—	—	—	—	—	—	(6,125)
Dividends to preferred shareholders	14,184	14,184	14,184	14,184	14,184	56,735	56,735
Operating earnings attributable to PartnerRe common shareholders (1)	$44,238	$183,858	$211,583	$112,494	$150,536	$658,472	$755,418
(1) See page 13 for the impact of expenses related to the Axis and Exor transactions and the impact of the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc on the annualized operating return on average common shareholders' equity.

(2) Average common shareholders' equity is calculated by using the sum of the beginning of period and end of period common shareholders' equity divided by two.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2015	2015	2015	2015	2014
Reconciliation of GAAP and non-GAAP measures:
Total shareholders' equity	$6,910,185	$6,902,951	$6,777,349	$7,082,143	$7,254,828	$7,104,411
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	—	2,450	2,212	2,217	57,683	55,501
Common shareholders' equity attributable to PartnerRe	6,056,435	6,046,751	5,921,387	6,226,176	6,343,395	6,195,160
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	86,846	90,326	93,869	98,499	103,276	105,652
Tangible book value	$5,513,209	$5,500,045	$5,371,138	$5,671,297	$5,783,739	$5,633,128